UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A
(Amendment No.1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 10, 2018

CRANE CO.
(Exact name of registrant as specified in its charter)

DELAWARE
(State or other jurisdiction of incorporation)

1-1657	13-1952290
(Commission File Number)	(IRS Employer Identification No.)

100 First Stamford Place, Stamford, CT	06902
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (203) 363-7300
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided to Section 13(a) of the Exchange Act. ☐

Explanatory Note
As reported in the Current Report on Form 8-K filed by Crane Co. (the “Company”) on January 10, 2018 (the “Initial Form 8-K”), the Company completed its previously announced acquisition of Crane & Co., Inc. (“Crane Currency”) on January 10, 2018.  This Current Report on Form 8-K/A amends the Initial Form 8-K to provide the financial information required by Item 9.01 of Form 8-K.  That financial information was omitted from the Initial Form 8-K in reliance on Items 9.01(a)(4) and 9.01(b)(2) of Form 8-K.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS
Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of a Business Acquired.

Crane Currency’s audited financial statements for the year ended, and as of, December 31, 2016 and unaudited combined financial statements for the nine months ended, and as of, September 30, 2017 are attached as Exhibit 99.1 and Exhibit 99.2, respectively, to this Form 8-K/A and incorporated herein by reference.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information related to the acquisition is attached as Exhibit 99.3 to this Form 8-K/A and incorporated herein by reference.

(c)	None

(d)	Exhibits.

Exhibit Number	Description
Exhibit 23.1	Consent of PricewaterhouseCoopers LLP
Exhibit 99.1	Crane & Co., Inc and Subsidiaries audited financial statements for the year ended, and as of, December 31, 2016
Exhibit 99.2	Crane & Co., Inc and Subsidiaries unaudited financial statements for the nine months ended, and as of, September 30, 2017
Exhibit 99.3	Unaudited Pro Forma Condensed Combined Financial Information

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRANE CO.

March 15, 2018	By:	/s/ Richard A. Maue
Richard A. Maue
Vice President, Finance and Chief Financial Officer